UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2010

FUSHI COPPERWELD, INC.

(Exact name of Registrant as specified in charter)

Nevada	0-19276	13-3140715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Shuang Qiang Road, Jinzhou, Dalian, People’s Republic of China	116100
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (011)-86-411-8770-3333

  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act(17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Explanatory Note:  The Current Report on Form 8-K filed by the Registrant on January 13, 2010 is being amended to file under Item 9.01 a revised consent by Frazer Frost LLP.  The revised consent incorporates Frazer Frost LLP’s audit report to the consolidated financial statements of Fushi Copperweld, Inc. and Subsidiaries, dated March 13, 2009, except for Note 21 and parent only financial statement information schedule, which is dated as of January 7, 2010 for the years ended December 31, 2008 and 2007 and the related consolidated statements of income and comprehensive income, shareholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2008, into the Registrant’s Registration Statement on Form S-3/A (Amendment No. 3).

Item 9.01.  Financial Statements and Exhibits.

(c)	Exhibits

23.1	Consent of Frazer Frost LLP

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FUSHI COPPERWELD, INC.

Date: January 14, 2010	By:	/s/ Wenbing (Christopher) Wang
Name: Wenbing (Christopher) Wang
Title: President